2010 Convergence Media Conference

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-
looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Parents
Better Homes and Gardens
Ladies' Home Journal
American Baby
Traditional Home
More
Parents.com
Midwest Living
Mixing Bowl
rgm
Family Circle
ReadyMade

FOX 5 KVVU-TV Henderson - Las Vegas
WORKING 4 YOU
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5 KCTV5.com
my ksmo TV .com
WNEM.COM
FOX Carolina
CBS Atlanta

O'GRADY MEYERS MARKETING COMMUNICATIONS
m
NMS new media strategies
directive
genex.
BIG COMMUNICATIONS
the hyper factory

meredith

Broad Media and Marketing Footprint
National Media
Brands
Meredith
Integrated
Marketing
Local  Media
Brands
Revenues:
$960 million
Revenues:
$175 million
Revenues:
$275 million
Meredith Overview

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Reach 75 million women who make the majority of household purchasing decisions, regardless of economic climate

Agenda

Parents FamilyCircle Parents.com Better Homes and Gardens Mixing Bowl fitness rgn realgirlsnetwork baby Traditional Home ReadyMade More fitness mujer

Padres Parents tv Special Interest media Midwest Living divine caroline Better meredith

Her Family
Her Home
Her Self
Delivering The Largest Adult Female Audience
Largest Media Company Serving Women

Parents

FamilyCircle

fitness

Ser Padres

ReadyMade

Parents.com

Parents.com
Having fun with photos

Walmart

Save money. Live better.

comcast

ON DEMAND

BETA MOMster

rgm realgirlsmedia

meredith

2005
2006
2007
2008
2009
Strengthening Reach to Young Adults and Families
	2004	2009
Advertising Market Share	10%	28%
Online Unique Visitors	<1M	5M
Largest Media Company Serving Women

2. Strong consumer connection across multiple platforms

meredith

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Magazines, Internet, Television, Retail, Mobile

Growing Readership
Source: Fall 1999 & 2009 MRI Reports
* Traditional Home and Midwest Living
	1999	2009
Better Homes and Gardens	33	39
Family Circle	22	20
Parents	12	15
Ladies’ Home Journal	15	12
Fitness	6	6
American Baby	5	7
More	NA	2
Other*	4	8
TOTAL	97	109
+12%
Readership in Millions
Strong Consumer Connection

Growing Online Consumer Connection
Source: Meredith, in millions
20
Strong Consumer Connection
National Media Group Average Monthly Unique Visitors
33% CAGR
9
12

7
2

220
260
270
380
400
Strong Consumer Connection
Increased Hours of Locally Produced News Programming
Morning news hours up 40% over 5 years
Adding 4 p.m. news across group
Building 24-hour multi-platform news culture

Walmart
Save money. Live better.

+

+

Better Homes
Blushing Pinks
Dutch Boy

+

meredith

Growing Presence in Brand Licensing
 – Sales meeting expectations
 – SKUs tripled to more than 1,500 in Calendar2009
 – Introduced line of paint
 – Expanded to Canada
Garden
Interior decor
Canada
Strong Consumer Connection
Paint

Better Homes and Gardens
Projects
Recipes
Videos
FPO
Easy, Healthy Dinners
MOTOROLA
2:55 PM
Decorating
Food & Recipes
Crafts
Search
verizon

meredith

Adapting Content for Mobile Platform
• Platform offers scale opportunity
 - Business to Business
 - Business to Consumer
• Multiple revenue stream opportunity
 - Advertising
 - Applications
• New mobile sites for Better Homes
 and Gardens, Parents and Fitness in
 April 2010
Strong Consumer Connection

2. Strong consumer connection across multiple platforms

3. Outperforming Peers

meredith

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Gaining share on improving advertising revenue performance

Source: Publishers Information Bureau
Magazine Advertising Revenue Performance
Meredith Outperforming Industry

Calendar 2009
Meredith
6%
Time, Inc.
(9)%
Martha Stewart
(12)%
Rodale
(12)%
Hearst
(13)%
Hachette
(13)%
Industry
(18)%
Conde Nast
(24)%

O'GRADY\MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

KPHO.com HD

WSMV.COM

FOX 5 KVVU-TV

FOX 12 OREGON

my 5

Local Media

meredith

Walmart
Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

Better.tv
Parents.tv

meredith

Online: Meredith Women’s
Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Mobile
Marketing

Emphasize 360° Marketing Approach
Meredith Outperforming Industry

+ Consumer Promotion

WHAT MAKES YOUR LIFE COLORFUL?
MAYBELLINE

Online + Magazines + E-mail + Retail

CONSUMER CONTEST

Hundreds of consumers entered their personal story for a chance to win a trip to NYC

"WHAT MAKES YOUR LIFE COLORFUL?"
MAYBELLINE

Online, Magazines, Events, Custom Video

CONSUMER ENGAGEMENT EVENTS

Three women's stories in film, print and online as they attended the premier of the Broadroom in NYC

+ Brand Advertising

MAYBELLINE
NEW YORK

Online, Magazines, E-mail

PRODUCT FOCUSED LAUNCH MEDIA

ROB print ads and targeted online media across the Meredith Women's Network

MAYBELLINE
More.

Magazines

FRANCHISED CANDACE BUSHNELL EDITORIAL

Brand ads ran adjacent to Candace-Bushnell penned articles in More Magazine

+ Product Integration

BROADROOM
More.

Product Integration, Online, Creative Services

WEBISODE SERIES

A new web series, The Broadroom, written by Candace Bushnell, tells the stories of five colorful women; presented by Maybelline NY

TODAY
twitter
drugstore
Better
facebook

P.R., Broadcast, Magazines, Retail, Word-of-Mouth, Social Media

P.R., PROMOTION & SOCIAL MEDIA

A PR campaign across all major media outlets generated millions of impressions

+ Digital Distribution

Online, Creative Services

CUSTOM ONLINE DESTINATION

Maybelline.com/The Broadroom hosts the web series as well as exclusive behind the scenes videos, stories, slide shows and make up secrets.

the hyper factory

Mobile, Events

MOBILE

Times Square event used a text in sweepstakes to build brand buzz.

meredith

16
Case Study: Maybelline Multi-Platform Campaign
Meredith Outperforming Industry

Trailing 4 quarters	Meredith Internal	Industry TvB
2nd Qtr C09	(25)%	(25)%
3rd Qtr C09	(13)%	(19)%
4th Qtr C09	5%	4%
1st Qtr C10*	Up mid-teens	N/A
Source: Meredith and Television Bureau of Advertising
Spot only revenue
*Forecast

Television Advertising Revenue Performance
Meredith Outperforming Industry

Suncoast
DENTAL
FREE exam and x-rays
for all new patients

ObitMichigan.com
Robert James Meinecke
ObitMichigan.com
Andrew Paul Hitchens
48
Frankenmuth
SWARTZ CREEK FUNERAL HOME
989-755-7575
Robert James Smith
58
Saginaw
WAKEMAN FUNERAL HOME
989-755-7575
Heather Marie Larkin
72
Bay City
Cremation Society of Mid-Michigan
989-755-7575

FEATURED HOMES IN THE LAS VEGAS VALLEY
FIND AN AGENT
Select My Agent
WHAT'S MY PAYMENT?

Turning static newspaper ads into video
 - Currently running in half of markets
 - Initial sales conversions promising
Selling on air and online obituaries
 - Newspapers no longer publishing daily
 - Syndicating format to other station groups
Real Estate
 - Testing different services
 - Planning group roll-out
Creating New Opportunities in Local Media
Meredith Outperforming Industry

Election Year Outlook Bright

Governor races:
 • Open seats in CT, GA, KS, MI, OR, SC, TN,
 • Incumbents facing tough races in AZ, MA, NV
Senate races:
 • Open seats in CT, KS, MO
 • Incumbents facing tough races in AZ, NC, NV
House races:
 • Open seats in AZ, KS, TN, WA
 • Incumbents facing tough races in CT, KS, MO, NV
Political Advertising

2. Strong consumer connection across multiple platforms

3. Outperforming Peers

4. Growing marketing solutions business

meredith

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Revenues more than doubled in five years

$167
$190
$213
$211
$225
2003
2005
2007
2009
2011

meredith

Meredith Integrated Marketing
Marketing Services Industry Spending Growing
Forecast
$ in billions; Source: VSS September 2009

O'GRADY\MEYERS
INTERACTIVE AGENCY

genex.

directive

NMS
new media strategies

BIG
COMMUNICATIONS

the hyper factory

meredith

• April 2006
• January 2007
• January 2007
• October 2007
• June 2008
• July 2009
Assembling Array of Custom Marketing Capabilities

Meredith Integrated Marketing

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
directive
BIG COMMUNICATIONS
NMS
new media strategies
O'GRADY\MEYERS
genex.
the hyper factory
Separate for Specialist Programs
meredith
integrated marketing
Integrated for Brand Synergy

meredith

Database
Mobile
Digital
Word of
mouth
Healthcare
Provide “One-Stop Shopping” for Clients

Meredith Integrated Marketing

Nestlé Gerber

Meredith

TIP:

genex.

NMS new media strategies

directive

meredith

DATABASE
•Profiling
•Customer Acquisition
•Data mining
•Segmentation
SOCIAL MEDIA
• Blogger outreach
• Message board seeding
• Widget development
• Content Syndication
&
DIGITAL
• Website Development and
 Maintenance
• Email Marketing and Digital
 CRM Execution
• Search Engine Optimization
CRM STRATEGY
•Content strategy and
program management
•Seminar development
•Nestlé staff training
CONSUMER INSIGHTS
•Online/offline panels
•Proprietary research
•Secondary research
•Buzz monitoring
DIRECT MARKETING
• Creative development
• Custom photography
• Production
VIDEO PRODUCTION
•DVD production
•Viral video
development and
syndication
Case Study: Nestlé & Meredith Integrated Marketing
Meredith Integrated Marketing

Delivering Strong Revenue Growth Over Time
Custom Publishing
$93 million
CRM/digital
$83 million
FY09: $175 Million
Custom
Publishing
$70 Million
CRM
$5 Million

Meredith Integrated Marketing

2. Strong consumer connection across multiple platforms

3. Outperforming Peers

4. Growing marketing solutions business

5. Strong balance sheet and financial position

meredith

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Strong cash flow, low debt and consistent dividend growth

Consistently Generate Strong Cash Flow
12% CAGR
5% CAGR
$ in millions; fiscal years

Strong Financial Management
$131
$160
$163
$171
$194
$211
$256
$181

$ in millions; fiscal years
Assumes revolving facilities are renewed upon
expiration.
Consistent Debt Reduction
$130
Illustration of Meredith’s debt balance
assuming current maturity schedule
Strong Financial Management

$305
$205
$485
$155
$255
$380

$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
$0.92
2002
2003
2004
2005
2006
2007
2008
2009
2010

meredith

Track Record of Dividend Increases
12% CAGR
Strong Financial Management

Calendar years

Driving Down Costs Across Operations
Strategic sourcing implemented companywide
Rationalization across portfolio
10% reduction in headcount
	Q109*	Q209*	Q309*	Q409*
National Media	(7.2%)	(8.1%)	(10.3%)	(9.6%)
Local Media	(5.0%)	(5.2%)	(2.2%)	(2.4%)
Total	(6.4%)	(7.3%)	(7.7%)	(7.0%)
Strong Financial Management

* = Calendar 2009

Sequential Advertising Revenue Improvement
Strong Financial Management
	National Media	Local Media
Fiscal 2009:
4th quarter	(11%)	(25%)
Fiscal 2010:
1st quarter	(5%)	(13%)
2nd quarter	(3.5%)	+4%
3rd quarter (E)	+3%	Up mid teens
E = Estimate

Third Quarter and Full Year 2010
E = Estimate
	Jan. 2010E	March 2010E
National Media advertising revenue	Flat to up slightly	3%
Local Media advertising revenue	Up mid-teens	Up mid-teens
Q310 Earnings per share	$0.55 - $0.60	$0.65 - $0.70
FY10 Earnings per share	$1.90 - $2.05	$2.05 - $2.15
Financial Outlook

2. Strong consumer connection across multiple platforms

3. Outperforming Peers

4. Growing marketing solutions business

5. Strong balance sheet and financial position

meredith

Five Things to Know About Meredith
1. The largest media company serving U.S. women

meredith

Better Homes and Gardens
FamilyCircle
Ladies' Home Journal
Parents
american baby
fitness
More Magazine
Midwest Living
Traditional Home
Better
SER Padres
WOOD
meredith women's network
Successful Farming
ReadyMade
Mixing Bowl
Parents tv
Special Interest media Better Homes and Gardens

Atlanta cbsatlanta.com
5 Telling It Like It Is KPHO.com
FOX 12 Oregon
PDX TV
Working 4 You
Eyewitness News 3
KCTV 5 KCTV5.com
my ksmo TV .com
Fox Carolina
FOX 5 KVVU-TV Henderson - Las Vegas
WNEM.COM Coverage You Can Count On
CBS 3 Springfield

meredith integrated marketing
genex.
O'Grady Meyers
directive
NMS new media strategies
Big Communications

meredith